UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)
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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Bank of Commerce Holdings

(Name of Registrant as Specified in its Charter)
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Bank of Commerce Holdings
Notice of 2007 Annual Meeting of Shareholders
And
Proxy Statement
April 6, 2007
Dear Shareholder:
It is my pleasure to invite you to Bank of Commerce Holdings 2007 Annual Meeting of Shareholders.
We will hold the meeting on May 15, 2007, at 5:00 p.m., in the lobby of Redding Bank of Commerce located at 1951 Churn Creek Road, Redding, California, 96002. In addition to the formal items of business, I will report on past performance and future prospects.
At the annual meeting you will be asked to elect directors, approve the Bank of Commerce Holdings 2008 Stock Option Plan and to ratify the appointment of independent accountants for 2006. The Board of Directors recommends that you vote FOR the director nominees, FOR the 2008 Stock Option Plan and FOR the ratification of independent accountants.
This mailing includes the formal notice of the Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and our 2006 Form 10-K and Annual Report provides financial results and information about Bank of Commerce Holdings & Subsidiaries.
Please vote promptly by mail, telephone or internet regardless of whether you plan to attend the meeting. You may later decide to vote in person at the meeting if you are a stockholder of record, or you may revoke you proxy or voting instructions for any other reason before your shares are voted. Your vote is important.
We look forward to seeing you at the meeting.
Sincerely,
/s/ Michael C. Mayer
Michael C. Mayer
President and
Chief Executive Officer
Bank of Commerce Holdings & Subsidiaries
This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about April 6, 2007

BANK OF COMMERCE HOLDINGS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, May 15, 2007

Time:	5:00 p.m.

Place:	Redding Bank of Commerce
1951 Churn Creek Road
Redding, California 96002
Dear Shareholders:
     At our 2007 Annual Meeting, we will ask you to:
•	Elect directors each to serve for a term of one year;
•	Approve the Bank of Commerce Holdings 2008 Stock Option Plan;
•	Ratify the selection of Moss Adams, LLP as our independent public accountants for 2006; and
•	Transact any other business that may properly be presented at the Annual Meeting.
If you were a shareholder of record as of the close of business on March 31, 2007, you are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about April 6, 2007.
Whether or not you plan to attend, please grant a proxy to vote your shares in one of three ways: via Telephone, fax or mail. Instructions regarding telephone voting are included on the proxy card. If you choose to vote by mail, please mark, sign and date the proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time before it is exercised as explained in the proxy statement. Our transfer agent’s facsimile number is (415) 989-5241. Returning your proxy will not limit your rights to attend or vote at the Annual Meeting.
By Order of the Board of Directors,
/s/ David H. Scott
Corporate Secretary, Bank of Commerce Holdings
Redding, California
Dated: April 6, 2007

Why did you send me this Proxy Statement?
The Board of Directors of Bank of Commerce Holdings is soliciting proxies from its stockholders to be used at the annual meeting of stockholders on Tuesday, May 15, 2007. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card, or use the convenient telephone or internet voting method as described in the proxy card.
Along with this Proxy Statement, we are also sending you our 2006 Form 10-K and Annual Report.
Who is entitled to vote?
Shareholders of record at the close of business on March 31, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 8,849,542 shares of Common Stock outstanding and entitled to vote.
What constitutes a quorum?
The presence in person or by proxy of the holders of a majority of the Company’s outstanding shares of Common Stock (“Common Stock”) constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker “non-vote” occurs when the nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in the tabulations of the vote’s cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker “non-votes” will not be counted for purposes of determining the number of votes cast for a proposal.
How many votes do I have?
Each share of Bank of Commerce Holdings Common Stock that you owned as of the record date entitles you to one vote. The proxy card indicates the number of votes that you have.
How do I vote by proxy? Can I vote by telephone or internet?
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly. You may also cast your votes by telephone or internet as indicated on the proxy card. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you fill in your proxy card and send it to us in time to vote, your “proxy” (as appointed on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:
“For” the election of all nominees for Director
“For” the Bank of Commerce Holdings 2008 Stock Option Plan
“For” the ratification of independent accountants
If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted upon at the Annual Meeting, other than those discussed in this Proxy Statement.

How do I change my vote?
Only holders of record at the close of business on March 31, 2007 will be entitled to vote at the annual meeting. Whether or not you plan to attend the Annual Meeting, you may vote your shares via mail, telephone or internet. If you fill out and vote the proxy card, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may notify the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy. You may also attend the Annual Meeting and vote in person.
What vote is required to approve each proposal?
Proposal 1: Elect ten directors
The ten nominees for director who receive the most votes will be elected. If you do not vote for a particular nominee, or you indicate “Withhold Authority” to vote for a particular nominee on your proxy card, your vote will not count “for” or “against” the nominee.
Proposal 2: Approve the Bank of Commerce Holdings 2008 Stock Option Plan.
A copy of the plan is included in the appendix of this document for our investor’s full review.
Proposal 3: Ratification of the selection of Independent Public Accountants
The affirmative vote of a majority of votes cast at the Annual Meeting on this proposal is required to ratify the selection of independent public accountants. If you “abstain” from voting, it has no effect on the outcome of this proposal.
What are the costs of soliciting these Proxies?
The expense of printing and mailing proxy materials, including the annual statement, will be borne by the Company. In addition to the solicitation of proxies by mail, certain directors, officers and other employees of the Company may make solicitation by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company’s Common Stock. We have contracted with Mellon-Investor Services and ADP Investor Services to assist us in the distribution of materials and tabulation of the results. This service will cost the Company approximately $38,000.00 plus out of pocket expenses.
How do I obtain an Annual Report on Form 10-K?
The consolidated financial statements of Bank of Commerce Holdings and subsidiaries for the year ended December 31, 2006, as part of the Company’s Form 10-K and 2006 Annual Report to Shareholders accompany this proxy statement.
Additional copies of the annual report on Form 10-K and 2006 Annual Report to Shareholders may be obtained upon written request to Linda J. Miles, Executive Vice President & Chief Financial Officer at the Company’s administrative offices, 1951 Churn Creek Road, Redding, California 96002.
The Securities and Exchange Commission (SEC) maintains an internet site at http://www.sec.gov that contains Bank of Commerce Holdings’ SEC filings. Access to the filings are also available from Redding Bank of Commerce’s website under the heading “Investor Information”. The website addresses are www.reddingbankofcommerce.com, www.rosevillebankofcommerce.com or www.sutterbankofcommerce.com.

Information about Bank of Commerce Holdings Stock Ownership
Does anyone own 5% or more of Bank of Commerce Holdings Common Stock?
Yes. Bank of Commerce Holdings is aware of three shareholders who beneficially own 5% or more of our outstanding common stock. The Securities and Exchange Commission has defined “beneficial ownership” (1) to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power to vote, sells or otherwise disposes of the share. Beneficial ownership also includes that number of shares that a person has a right to acquire within sixty (60) days. The following table shows, to the knowledge of the Company, the only beneficial owners of more than five percent of the Corporations shares as of the record date.

Name and address of Beneficial Owner	Number of shares	Percent of Class*
Robert C. Anderson	547,800	6.19%
1960 Bechelli Lane Redding, California 96002

John C. Fitzpatrick	530,260	6.00%
822 Northridge Drive Redding, California 96001

Harry L. Grashoff, Jr.	512,395	5.79%
3162 Pinot Path Redding, California 96001

*	Based upon 8,849,542 shares outstanding at the record date.
How much of Bank of Commerce Holdings Stock is owned by Directors and Executive Officers?
The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 31, 2007 by (i) each person who is known by the Company to beneficially own more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors and nominees, (iii) each of the Named Executive Officers (as defined on page 8) and (iv) all directors and executive officers of the Company as a group.

	Number of Shares of
	Common Stock
	Beneficially Owned	Percentage of
Name and Address of Beneficial Owner	(1)	Class

Robert C. Anderson (2)	547,800	6.19%
John C. Fitzpatrick (3)	530,260	6.00%
Harry L. Grashoff, Jr. (4)	512,395	5.79%
Welton L. Carrel (5)	318,138	3.60%
Kenneth R. Gifford, Jr. (6)	243,860	2.76%
Michael C. Mayer (7)	178,527	2.02%
Russell L. Duclos (8)	150,600	1.74%
David H. Scott (9)	90,366	1.03%
Patrick J. Moty (10)	67,476	0.77%
Lyle L. Tullis (11)	54,904	0.62%
Robert J. O’Neil (12)	32,190	0.37%
Linda J. Miles (13)	31,750	0.36%
Orin Bennett (14)	30,200	0.35%
Randall S. Eslick (15)	23,109	0.27%
Jon Halfhide (16)	7,200	—

All directors and executive officers as a group (14 persons)	2,818,775	31.86%

(1)	Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 31, 2007, are deemed to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 547,800 shares held by the Anderson Family Revocable Living Trust, of which Mr. Anderson is a co-trustee and shares voting and investment power with respect to such shares.

(3)	Includes 392,733 shares held by Carbonated Industries Inc., 137,527 shares owned by the J.C. and Betty Fitzpatrick 1984 Revocable Trust. Mr. Fitzpatrick was chief executive officer of Carbonated Industries, Inc. Mr. Fitzpatrick disclaims beneficial ownership of the shares held by Carbonated Industries, Inc.

(4)	Includes 471,145 shares held by the Grashoff Family Revocable Trust of which Mr. Grashoff and his spouse are co-trustees, 18,612 shares held separately in his spouse’s IRA account, 22,638 held individually in an IRA account.

(5)	Includes 308,538 shares held by the Carrel Family Living Trust of which Mr. Carrel is a co-trustee with his spouse Judith, and shares voting and investment power with respect to such shares and 9,600 shares issuable to Mr. Carrel upon the exercise of options exercisable within 60 days of March 31, 2007.

(6)	Includes 224,060 shares held jointly with Mr. Gifford’s spouse and 19,800 shares held by Gifford Construction, Inc.

(7)	Includes 74,250 shares held individually, 18,600 held individually in an IRA account, and 51,927 shares in the Redding Bank of Commerce 401(k) Plan to which Mr. Mayer has voting powers as Trustee, and 33,750 shares issuable to Mr. Mayer upon the exercise of options exercisable within 60 days of March 31, 2007.

(8)	Includes 150,600 shares held by the Duclos Family Trust of whom Mr. Duclos and his spouse are co-trustees.

(9)	Includes 69,241 shares held jointly with Mr. Scott’s spouse, 204 shares held individually by his spouse, 6,241 shares in 401(k) retirement plan, 14,680 shares in his spouse’s individual retirement account.

(10)	Includes 35,300 shares jointly with Mr. Moty’s spouse, 3,276 individually in an IRA account and 28,900 shares issuable to Mr. Moty upon the exercise of options exercisable within 60 days of March 31, 2007.

(11)	Includes 45,520 shares held jointly with Mr. Tullis’ spouse and 4,200 shares held separately in his spouse’s name and 5,184 shares issuable to Mr. Tullis upon the exercise of options exercisable within 60 days of March 31, 2007.

(12)	Includes 1,920 shares individually, 390 shares individually in an IRA account and 29,880 shares issuable to Mr. O’Neil upon the exercise of options exercisable within 60 days of March 31, 2007.

(13)	Includes 19,750 shares held by the Miles Family Trust of whom Mrs. Miles and her spouse are co-trustees, and 12,000 shares issuable to Ms. Miles upon the exercise of options exercisable within 60 days of March 31, 2007.

(14)	Includes 2,000 shares held jointly with Mr. Bennett’s spouse, 25,000 shares held by the Bennett Family Revocable Trust and 3,200 shares issuable to Mr. Bennett upon the exercise of options exercisable within 60 days of March 31, 2007.

(15)	Includes 5,109 shares held individually in an IRA account and 18,000 shares issuable to Mr. Eslick upon the exercise of options exercisable within 60 days of March 31, 2007.

(16)	Includes 7,200 shares held by the Halfhide Family Trust of which Mr. Halfhide is co-trustee with his spouse Teresa.

CORPORATE GOVERNANCE AND BOARD MATTERS
The Board of Directors is committed to sound and effective corporate governance principles and practices. The Board of Directors has adopted corporate governance guidelines to provide the framework for the governance of the company. These guidelines set forth director qualifications and standards of independence, and mandate that at least a majority of the Board and all the members of the Audit and the Nominating and Corporate Governance Committees meet the criteria for independence as discussed below. Highlights of our corporate governance practices are described below.
The Company expects its employees to adhere to the highest possible standards of ethics and business conduct with other employees, customers, stockholders and the communities it serves, and to comply with all applicable laws, rules and regulations that govern its business. The Board of Directors has adopted a code of ethics to promote honesty and integrity through out the Company.
The adopted charter of the Nominating and Corporate Governance Committee is included in this document as appendix “B”. Interested parties may view the Code of Ethics on any of our Company websites, www.bankofcommerceholdings.com, www.reddingbankofcommerce.com, www.rosevillebankofcommerce.com, and www.sutterbankofcommerce.com.
Standards of Director Independence
A director will be considered independent under the standards adopted by the Company’s Board of Directors so long as all business and tax exempt organization relationships between Bank of Commerce Holdings or its subsidiaries and either the director, any immediate family member in the director’s home, or any business or professional entity of which the director is an officer, partner, or a 10% or greater owner are non-preferential and comply with applicable law and the listing standards of NASDAQ. In addition, any entity of which the director is an officer or employee or in which the director is a partner or has a 10% ownership interest, any law firm to which the director is of counsel, or any entity of which an immediate family member is an executive officer may make payments to, or receive payments from, Bank of Commerce Holdings or its subsidiaries for goods and services so long as such payments last year were less than $1.5 million or 5% of the Company’s consolidated revenues for that period and such property or services were provided or received in the ordinary course of business of each of the parties. Other than Michael Mayer and Kenneth Gifford, Jr., all of the members of the Board of Directors are independent.
The Board of Directors
The basic responsibility of the Board is to oversee the business and affairs of the Company. Key responsibilities of the Board and its committees include:
•	Monitoring the performance of the Chief Executive Officer

•	Appropriately compensating the Chief Executive Officer and other executives

•	Creating a succession plan for the position of Chief Executive Officer

•	Approving the Company’s strategic business plan

•	Establishing a high ethical tone for the Company
Directors are expected to attend the Company’s Annual Meeting of Shareholders, board meetings and meetings of the committees on which they serve.

Board Evaluation and Education
Each year, the board and each of its committees evaluate their effectiveness. The Board views self-evaluation as an ongoing process designed to achieve high levels of Board and committee performance. All new directors participate in an orientation program their first year as a director.
This orientation includes presentations by Senior Management to familiarize new directors with our strategic plans, significant financial, accounting and risk management issues, compliance programs, conflict policies, Code of Ethics and Insider Trading Policy and other policies.
The Board requires directors to participate in continuing education programs and reimburses directors for the expenses of such participation. All directors have successfully completed the Directors Certification Program sponsored by the California Bankers Association.
Board Attendance and Annual Meeting Policy
Directors are expected to attend all Board meetings and meetings of committees on which they serve, and each annual stockholder’s meeting. In 2006 ten nominees for director attended the Company’s annual meeting of stockholders.
The Board of Directors held 12 meetings during 2006. All directors attended at least 92% of the aggregate number of meetings of the Board of Directors and of the committees on which such director serves.
Certain Relationships and transactions with Directors; Compensation Committee Interlocks and Insider Participation
Almost all of our directors and some of their respective family members and or affiliated entities had certain relationships and/or transactions with the Company in 2006, as described below.
Family Relationships
No current directors have family members who are employed by the Company or a subsidiary.
Lending and Other Ordinary Business Transactions
During 2006, almost all of our directors as well as some of their respective family members and/or affiliated entities, engaged in loan transactions and/or had other extensions of credit in the ordinary course of business with our banking and mortgage subsidiaries. All of these transactions were on substantially the same terms, including interest rates, collateral and repayment and other terms, as those available at the time for similar transactions with unrelated parties. None of these loans or credit transactions involves more than the normal risk of collectibility or presents other unfavorable features.
Related Party Transaction and Approval of Related Party Transactions
Kenneth R. Gifford, Jr., is a Director, President and Chief Executive Officer of Gifford Construction, Inc. Gifford Construction Inc. was the selected bidder to construct the Company’s Technology and Support Center (“TASC”) during 2006 on properties owned by the Company adjacent to the Churn Creek Branch facility. The process for selection included invitation to qualified vendors to submit sealed bids with the selection based upon lowest overall cost. The project is expected to cost approximately $3.7 million upon completion. Completion time is expected to be March 1, 2007.

Policy and Procedures on Related Person Transaction
The Company adopted its code of ethics to promote a “tone at the top” of highest ethical standards within the Company. The code of ethics requires all Company personnel to make immediate disclosure of situations that might create a conflict of interest, or the perception of a conflict of interest, which includes transactions involving entities with which such personnel are associated. The Board of Directors recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Such transactions, after full disclosure of the material terms to the Board, must be approved by the members of the Board who are not parties to the specific transaction determine are just and reasonable to the Company at the time of such approval, with those members of the Board (if any) who have an interest in the transaction abstaining. Such procedures are consistent with the terms of California corporate law but the Company does not presently have a written policy evidencing such terms. Other than the TASC transaction identified above, no transactions required such review and approval during 2006.
Compensation Committee Interlocks and Insider Participation
During the fiscal year 2006, Harry L. Grashoff, Jr., retired President and CEO of the Company, participated in deliberations of the Corporation’s Executive Compensation Committee of the Board of Directors concerning executive officer compensation. Mr. Grashoff retired as President and CEO of the Company in July 1997. No other member of the Executive Compensation Committee of the Board of Directors serves or has served as a bank officer or employee of Bank of Commerce Holdings or its subsidiaries.

Information about Directors and Executive Officers
Committees of the Board of Directors
The Board of Directors has established six standing committees, each of which is identified below. Information about each committee of the Board, its members, purpose, and the number of meetings held in 2006 follows.
The Board of Directors has a standing Audit Committee, Loan Committee, Executive Committee, Asset/Liability Committee, Executive Compensation Committee, and Nominating and Corporate Governance Committee. All Directors participate in the Long-Range planning of the Company. The Executive Compensation Committee and Audit Committee also meet the standards of independence prescribed by NASDAQ National Market and applicable SEC regulations.

Audit and Qualified Legal Compliance Committee

Members:	David H. Scott, Chairman	Harry L. Grashoff, Jr.
	Russell L. Duclos	Lyle L. Tullis
Jon Halfhide

Purpose:	To assist the Board of Directors in fulfilling its responsibilities to oversee management activities related to accounting and financial reporting policies, internal controls, auditing practices, and legal and regulatory compliance; to review and discuss the integrity of the Company’s financial statements and the adequacy and reliability of disclosures to stockholders; to review the qualifications and independence of the outside accountants and the performance of internal and outside accountants, to prepare the Committee report included in the Company’s annual proxy statement in accordance with SEC rules; to act as the qualified legal compliance committee of the Company in accordance with its charter; and to perform the audit committee and fiduciary audit committee functions on behalf of the Company in accordance with federal banking regulations. Independent directors meet in an executive session of the Audit Committee each meeting.

Number of meetings in 2006:	Five

Nominating and Corporate Governance Committee

Members:	Lyle. L. Tullis, Chairman	John C. Fitzpatrick
	Harry L. Grashoff, Jr.	Welton L. Carrel

Purpose:	To assist the Board of Directors by identifying individuals qualified to become Board members and to recommend to the Board nominees for director and director nominees for each committee; to recommend to the Board the corporate governance guidelines of the Company and to oversee an annual review of the Board’s performance; to recommend to the Board a determination of each non-management director’s “independence” under applicable rules and guidelines, and to review from time to time directors compensation and recommend any changes for approval by the Board.

Number of meetings in 2006	Three

Executive Committee
Members:	Harry. L. Grashoff, Jr., Chairman	Michael C. Mayer
	John C. Fitzpatrick	Orin N. Bennett
Kenneth R. Gifford, Jr.

Purpose:	To review all current and pending strategies for achieving financial objectives; to review financial performance results; and to oversee the administration and effectiveness of financial risk management policies

Number of meetings in 2006:	Twelve

Executive Compensation Committee
Members:	John C. Fitzpatrick, Chairman	Harry L. Grashoff, Jr.
	Welton L. Carrel	Jon Halfhide

Purpose:	To discharge the Board of Directors’ responsibilities relating to compensation of the Company’s executive officers; to review the Compensation Discussion and Analysis and to recommend inclusion of such disclosure in the Company’s proxy statement; to conduct the annual chief executive officer performance evaluation process; to evaluate and approve compensation plans, policies, and programs of the Company applicable to Executive Officers; and to oversee succession planning.

Number of meetings in 2006	Two

Loan Committee
Members:	Kenneth R. Gifford, Jr. Chairman	Harry L. Grashoff, Jr.
	Russell L. Duclos	Michael C. Mayer
David H. Scott

Purpose:	To review the quality of the Company’s loan portfolio and the trends affecting the loan portfolio; to oversee the effectiveness and administration of loan-related policies; and to review the adequacy of the allowance for loan and lease losses. The loan committee has the full Bank delegated authority for approval of loans.

Number of meetings in 2006	Forty two

Asset Liability Committee
Members:	Russell L. Duclos, Chairman	Harry L. Grashoff, Jr.
	David H. Scott	Michael C. Mayer
	Linda J. Miles	Patrick J. Moty

Purpose:	To review the quality of the Company’s investment portfolio and current and future interest rate risks and trends; to produce and Interest Rate View; to oversee the effectiveness and administration of investment and interest rate risk related policies; to review and monitor exposure to interest rate risk.

Number of meetings in 2006	Five

Identifying and Evaluating Nominees for Director
The Nominating and Corporate Governance Committee of the Board of Directors has been delegated the responsibility to identify, evaluate, and recommend for nomination candidates for election as new directors. Each of the members of the Committee is an “independent director” as determined by the Board under the rules of the NASDAQ global stock exchange.
The goal of the Committee’s nominating process is to assist the Company in attracting competent individuals with the requisite management, financial and other expertise who will act as directors in the best interests of the company and all its stockholders. The Committee consults with other Board members, the Company’s Chief Executive Officer, and other Company personnel in this process. The Committee will consider an individual recommended by a stockholder for nomination as a new director provided the stockholder making the recommendation follows the procedures for submitting a proposed nominee’s name and the required information described below.
Director Qualifications and the Nomination Process
The Board has approved certain minimum standards for candidates for service as a first-time director and the Committee has developed a process for identifying and evaluating first-time nominees in light of these standards and other such factors as the Committee deems appropriate. These standards, and the Committee’s evaluation process, apply to all first-time nominees for directors, including those nominees recommended by stockholders. This process is based on the Committee’s familiarity with the composition of the current Board, its awareness of anticipated openings, and its assessments of desirable talents or expertise. The Committee regularly reviews the composition of the Board in light of its understanding of the backgrounds, industry, and professional experience, and the various communities, both geographic and demographic, represented by the current members. It also monitors the expected service dates of Board members, any planned retirement dates, and other anticipated events that may affect a director’s continued ability to serve. The Committee periodically reviews Board self-evaluations and information with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future Board members.
The Board has approved the following minimum qualifications for first-time nominees for director, including nominees recommended by stockholders, for election to the Company’s Board: (1) a demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role (i.e. chief executive officer, managing partner, president, chief financial officer); (2) financial literacy or other professional or business experience relevant to an understanding of the Company and its business; (3) a demonstrated ability to think and act independently as well as the ability to work constructively in a group environment. The Committee will determine, in its sole discretion, whether a nominee meets these minimum qualifications.
The Committee is responsible for managing the new director nomination process and may use a variety of sources. The Committee then commences an inquiry to obtain sufficient information on the background of a potential new director-nominee. Included in this inquiry is an initial review of the candidate with respect to the following three factors: whether the individual meets the minimum qualifications for first-time director nominees approved by the Board; whether the individual would be considered independent under the NASDAQ rules and Company’s standard of independence; and whether the individual would meet any additional requirements imposed by law or regulation on the members of the Audit and Executive Compensation Committees of the Board.
Following the initial review, the Committee arranges an introductory meeting with the candidate and the Company’s Chief Executive Office, Chairman of the Board of Directors, and in some cases with additional directors, to determine the candidate’s interest in serving on the Board.

The Committee, together with several members of the Board and the Chief Executive Officer then conducts a comprehensive interview with the candidate. The individual will also be asked to provide the information required to be disclosed in the Company’s proxy statement.
Assuming a satisfactory conclusion to the process outlined above, the Committee then presents the candidate’s name to the Board of Directors for election as a director.
Director Nominations by Stockholders
A stockholder who wishes to submit an individual’s name for consideration by the Committee for nomination as a director of the Company must provide (1) the stockholder’s name and address and the number of shares of the Company’s common stock beneficially owned by the stockholder; (2) the name of the proposed nominee and the number of shares of the Company’s common stock beneficially owned by the nominee; (3) sufficient information about the nominee’s experience and qualifications for the Committee to make a determination whether the individual would meet the minimum qualifications for directors; and (4) such individual’s written consent to serve as a director of the Company, if elected. The Committee has the right to request, and the stockholder will be required to provide, such additional information with respect to the stockholder nominee as the Committee may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above, including the information about the proposed nominee that is required to be disclosed by the Company in its proxy statement under Regulation 14A of the Securities Exchange Act of 1934, as amended.
Communications with the Board of Directors
The Board has established a process for stockholders and other interested parties to communicate with Independent members of the Board or a specific committee. Parties may send a letter to Bank of Commerce Holdings, Attention: Corporate Secretary, 1951 Churn Creek Road, Redding, California 96002.
Code of Ethics
The Board has adopted a Code of Ethics that applies to all of our directors, officers and staff including our principal executive officer and principal financial officer. The Code of Ethics embodies our commitment to high standards of ethical and professional conduct. All directors, officers and staff are required to annually certify that they have read and complied with the Code of Ethics. The Code of Ethics consists of basic standards of business practice as well as professional and personal conduct. A copy of the Code of Ethics is available on our website; www.bankofcommerceholdings.com.
How we compensate Directors
Annual Compensation
Non-employee directors receive a monthly cash retainer and other compensation for service as a director in the form of a stock option grant and participation in the Directors Deferred Compensation Plan. A Director who is an officer of the Company or of a subsidiary is not compensated for his or her membership on the Board.
Each independent director of the Company receives a $500 monthly retainer. Independent Directors are paid $500 for each Board of Directors meeting attended and $250 for each committee meeting attended. Committee chairman are paid an additional $50 per meeting. The Chairman of the Board is paid an additional $750 per month and the Chairman of the Audit Committee is paid an additional $375 per month.

Equity Compensation
Independent directors are also eligible to participate in the 1998 Stock Option Plan, as determined by the Executive Compensation Committee. A non-employee director may receive a stock option at a discounted exercise price equal to 85% of the closing price per share of the common stock as of the day of trading at the close the date of the meeting when the option is granted.
On November 21, 2006, 16,000 shares of the Company common stock was issued and Orin Bennett and 16,000 shares of the Company common stock was issued to Jon Halfhide at an exercise price of $9.99, which represented 85% of the fair market value on the date of the grant as determined by the most recent activity posted on the NASDAQ. The options will vest over five years and terminate on December 1, 2016.
Summary Director Compensation Table
The following is a summary of the compensation earned by our Directors during 2006:

					Change in
					Pension Value
					and Non-
					Qualified
	Fees		Stock	Non-Equity	Deferred
	earned or	Stock	Option	Incentive	Compensation	All Other
	paid in	Awards	Awards	Compensation	Earnings	Compensation	Total
Director	cash ($)	($)	($)(1)	($)	($) (2)	($)	($)

Welton L. Carrel	$13,500	$0	$0	$0	$16,958	$0	$30,458
Russell L. Duclos	$24,200	$0	$0	$0	$16,008	$0	$40,208
John C. Fitzpatrick	$14,400	$0	$0	$0	$0	$0	$14,400
Kenneth R. Gifford, Jr.	$26,750	$0	$0	$0	$20,242	$0	$46,992
Harry L. Grashoff, Jr.	$38,750	$0	$0	$0	$34,087	$0	$72,837
David H. Scott	$27,250	$0	$0	$0	$12,358	$0	$39,608
Lyle L. Tullis	$17,150	$0	$0	$0	$6,055	$0	$23,205
Jon Halfhide	$1,000	$0	$81,440	$0	$0	$0	$1,000
Orin N. Bennett	$14,250	$0	$81,440	$0	$636	$0	$14,886

1)	The value of the stock option award is the amount recognized for financial statement reporting purposes.

2)	Directors deferred compensation earns interest at a rate of 10% per annum. Long term directors have had the opportunity to defer fee income as of January 1, 1993. Item (2) represents the interest paid on such balances. Differences in earnings are based upon the balances in the deferred accounts.
The form and amount of compensation paid to independent non-management directors is reviewed from time to time by the Executive Compensation Committee. No changes were made to the compensation package for independent non-management directors during 2006.
Directors Deferred Compensation Program
The Director’s Deferred Compensation Plan, adopted by the Board of Directors effective January 1, 1993 is a non-qualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Company’s promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the director at retirement. The current interest rate on the plan is ten percent.

As a non-qualified plan, the plan is only available to independent directors without regard to nondiscrimination requirements of qualified plans. The account is segregated from other assets owned by the Bank, only by way of its identification on the books of the Bank as a liability of the Bank to the Director. The account is subject to claims of general creditors of the Bank and the account shall be a general unsecured creditor of the Bank.
No compensation so deferred shall be payable to a director until the death, disability, resignation, retirement or removal from office of such director, whereupon all such compensation, together with interest thereon shall be provided to such director, or his beneficiary within thirty (30) days from the date of death, disability or resignation. If the director shall designate an optional installment payment method, in which event the first installment shall be paid after six months of his or her normal retirement date.
Upon the death of a director, while serving in such capacity, distribution of compensation deferred together with interest shall be made in one lump sum to his or her designated beneficiary. Upon the death of a director who had previously retired and had elected an installment method of distribution, all sums remaining undistributed shall be paid in one lump sum to his or her designated beneficiary.
Deferred compensation by reason of the resignation or retirement, may at the option of the director, be payable in approximately equal monthly installments over a period not to exceed fifteen (15) years, provided however, that on any such installment method of distribution, interest shall continue to be credited on the undistributed sums.
As of December 31, 2006 the Company’s accrued obligations under the Directors Deferred Compensation Plan were $2,035,219.
Directors and Officers liability insurance and Indemnification matters
The Company’s bylaws provide for indemnification of the Company’s directors, officers, employees and other agents of the Company to the extent and under the circumstances permitted by the California General Corporation Law. The Company’s bylaws also provide that the Company shall have the power to purchase and maintain insurance covering its directors, officers and employees against any liability asserted against any of them and incurred by any of them, whether or not the Company would have the power to indemnify them against such liability under the provisions of applicable law or the provisions of the Company’s bylaws.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to provisions in the Company’s bylaws, the Company understands that it is in a position of the Securities and Exchange Commission (the “SEC”), that such indemnification is against public policy as expressed in the Securities Act of 1933, and is therefore unenforceable.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company. To the Company’s knowledge, based solely upon a review of such reports and written representations, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its executive officers and directors during the last fiscal year were filed in a timely manner.

Compensation Discussion and Analysis
Objectives of Executive Compensation Programs
The Company’s compensation programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers of the Company with those of the Company’s shareholders. The compensation program has two goals: To help the Company compete with other financial services organizations by attracting and retaining highly qualified individuals as executive officers; and to pay executive officers based upon their contribution to the Company’s performance.
The Executive Compensation Committee meets annually to review the salaries of executive officers, to reestablish the base salary, to propose adjustments to the incentive compensation portion and to establish a discretionary bonus plan if all performance objectives are met. The long-term compensation components (equity incentives and post-termination benefits) are reviewed in the context of other compensation provided to executives; however, adjustments to long-term compensation are not necessarily made annually.
Equity compensation and post-termination benefits are intended to provide retention incentives to executives and are not specifically intended to reward current employment. Salary, bonus and perquisite compensation are related to, and affected by, current performance.
The Company’s philosophy for providing equity compensation in the form of stock options is based on the principles of encouraging key employees to remain with the Company and to encourage ownership thereby providing them with a long-term interest in the Company’s overall performance. The Company intends to retain the flexibility necessary to provide total cash compensation in line with competitors’ practice, the Company’s compensation philosophy and the Company’s best interests, including compensation that may not be deductible.
Commitment to Quality Governance
The Executive Compensation Committee oversees the Company’s executive compensation programs. The Committee has adopted the following procedures intended to ensure quality governance of the Company’s pay for performance.
•	Only independent members of the Board may serve on the Executive Compensation Committee.
•	The committee meets on a regular basis as needed throughout the year. Generally the committee will review year-to-date financial performance versus budget; year-to-date and multi year performance versus competitor group performance (Uniform Bank Performance Report); executive officer stock ownership levels; each executive officer’s target total compensation for the year; and other topics as appropriate.
•	At least once a year, the committee reviews each executive officer’s total compensation package, including base salary, cash and stock incentive awards, qualified and non-qualified retirement and deferred compensation benefit packages.
•	The committee utilizes independent compensation reports to assist in the analysis of compensation packages.
•	At least once a year, the committee reviews and reassesses its charter and recommends any proposed changes to the Board of Directors for approval. The committee also conducts an annual review of its own performance.
•	The committee reports on its meetings to the full Board. The independent members of the Board, after a review of the Company’s performance, approve each year the total compensation awards for the executive officers.

Measuring Performance
•	The committee reviews the extent to which the Company’s internal goals have been achieved. In reviewing achievement of internal goals, the committee considers the quality of the Company’s earnings.
•	The committee reviews objective data concerning the Company’s financial performance, with a focus on revenue, net income, operating earnings per share, shareholder value and total shareholder return.
Compensation Review
In 2006, the Compensation Committee initiated a review of the Company’s compensation philosophy to ensure that it continued to meet the overall objective of enhancement of shareholder interests. The Compensation Committee evaluated a number of compensation practices of the Company’s competitors and analyzed the compensation and benefit practices used within the Company for executive officers. The Compensation Committee evaluated executive officer total compensation in compared to detailed public company information provided by Equilar®, a leading marketer for benchmarking executive compensation and a trusted data provider to NASDAQ. Members of the Compensation Committee reviewed data to determine appropriate benchmarks for the Company’s executive officers, without recommendations from executives or outside parties.
Compensation Philosophy
The Company seeks to attract, retain and motivate executives who can thrive in a challenging and dynamic environment by providing compensation that is highly competitive for top management and with substantial performance-based components. It is the Company’s practice to structure cash and equity-based incentives in a manner that rewards employees consistent with shareholder interests. The Compensation Committee believes that it is important to retain the best possible executives in the industry, and so, compensation opportunities for the two top executive officers – assuming strong performance – are targeted at the highest quartile. Incentive opportunities for top executives are largely tied to the performance of the Company, while incentives for other employees include emphasis on activities associated within various business units.
Components of Executive Officer Compensation
The Company’s compensation program consists of five components, namely, (i) base salary; (ii) cash incentives; (iii) equity incentives; (iv) perquisites; and (v) post-employment pay and benefits. These components are intended to work together to compensate the executive officer fairly for services, reward the executive officer based upon the Company’s overall performance and, depending on the position, their own performance during the year. In assessing the executive officer’s total rewards, the Compensation Committee reviews each component of an executive’s compensation and consider and evaluate pay mix, the competitive market, the value of total pay, benefits and perquisites.
Base Salary:
Base salary is generally established by an individual’s performance, potential, responsibilities, promotions, other compensation and peer group compensation levels. The Compensation Committee considers other compensation earned as well as the terms of an employment agreement, if any, with the executive. All of the factors described herein are considered on a subjective basis in the aggregate, and not of the factors is accorded a specific weight.

The base salary for the Chief Executive Officer for 2006 was determined by (i) examining the Company’s performance against its preset goals, (ii) comparing the Company’s performance against companies determined by the Compensation Committee to be competitors, (iii) evaluating the effectiveness and performance of the Chief Executive Officer and (iv) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in similarly situated companies. The total compensation received by the Company’s Chief Executive Officer is detailed in the Summary Compensation Table.
Cash Incentive Compensation:
The Company’s Incentive Profit Sharing Plan (the “Profit Sharing Plan”) allow the Company to provide cash incentives to executive officers based on the Company’s overall performance, and, in some cases, individual performance and personal goals. The Profit Sharing Plan provides that incentives are computed after a 20% return on the prior years equity, before income taxes, less any gain and plus any loss on investment securities sold. Cash incentives are paid quarterly as to 70% of the incentive earned for the previous calendar quarter. The remaining 30% holdback is paid upon verification and completion of the Company’s audited annual financial statements.
The Company’s President and Chief Executive Officer and the Company’s Executive Vice President and Chief Financial Officer earns a percentage of the profits as defined above, limited by absolute dollar caps. During 2006 the dollar caps were met. All employees participate in the cash incentive compensation. The percentage is recalculated each year based upon the approved budget.
Equity Compensation:
Under the Company’s compensation philosophy, ownership of the Company’s Common Stock is a significant element of executive compensation.
Equity compensation consists of stock options. The Company maintains an equity compensation plan which has been approved by the Company’s shareholders. The number of shares granted to an employee is based on several factors including performance and the value placed on expected future employee performance, retention and, in some cases, internal or external pay equity.
The grant of a stock option is intended to retain and motivate key executives and to provide a direct link with the interest of the shareholders of the Company. In general, stock option grants are determined based on (i) prior award levels, (ii) total awards received to date by the individual executives, (iii) the total stock award to be made and the executive’s percentage participation in that award, (iv) the executive’s direct ownership of Company Common Stock, (v) the number of options vested and non-vested and (vi) the options outstanding as a percentage of total shares outstanding.
The proposal to approve the 2008 Equity Incentive Plan is intended to permit the Company to reward employees for the strong performance of the Company in keeping with shareholder interests. As shareholders have been rewarded over the years for their investment in the Company, the Committee believes that grants of equity to employees will continue to enhance the Company’s ability to reward, motivate and attract high performing employees.
Perquisites:
The Compensation Committee believes that offering certain perquisites helps in the operation of the business as well as assists the Company to recruit and retain key executives. The Company offers health, life and disability insurance, and in some cases, automobiles and country club memberships to our executive management.

Post-Employment Compensation:
The Company maintains an Executive Salary Continuation Plan (SCP) and a change in control severance provision in employment agreements, providing for certain payments following the termination of employment for five executive officers.
Compensation Committee Report
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2006.
March 9, 2007,
Respectfully submitted by the members of the Executive Compensation Committee,
John C. Fitzpatrick, Chairman of the Executive Compensation Committee
Welton L. Carrel
Harry L. Grashoff, Jr.
Jon Halfhide, CPA

Executive Officers and Senior Management
Set forth below are the names and most recent biographies of Bank of Commerce Holdings’ executive officers and senior leadership team. Only Mr. Mayer, Mrs. Miles, Mr. Moty, Mr. Eslick and Mr. O’Neil are “Named Officers” for purposes of the Securities Exchange Act and rules. Information relating to other Company personnel in this proxy statement is provided solely for the information of shareholders.

Name, Age and Principal Occupation	Business Experience
Michael C. Mayer, born in 1956, President and Chief Executive Officer	President and Chief Executive Officer and a director of Redding Bank of Commerce (the “Bank”) and Bank of Commerce Mortgage since January 2001 and Bank of Commerce Holdings as of May 2001. From April 1997 to May 2000, he served as Executive Vice President and Chief Credit Officer of the Bank. From May 2000 to January 2001, he served as Executive Vice President and Chief Operating Officer of the Bank. Before joining the Bank, Mr. Mayer was Senior Vice President and Senior Loan Officer at another California independent financial institution.

Linda J. Miles, born in 1953 Executive Vice President & Chief Financial Officer	Executive Vice President and Chief Financial Officer of Bank of Commerce Holdings, Redding Bank of Commerce and Bank of Commerce Mortgage since January 1996. From October 1989 to December 1995, she served as Senior Vice President and Chief Financial Officer of the Bank. Before joining the Bank, Ms. Miles was Senior Vice President and Chief Financial Officer at another California independent financial institution.

Patrick J. Moty, born in 1957 Executive Vice President & Chief Credit Officer	Executive Vice President and Chief Credit Officer since December 2005. Senior Vice President and Chief Credit Officer since 2000. Senior Vice President and Senior Loan Officer since 1998. Vice President and Senior Loan Officer since 1993. Vice President and Loan Officer since 1988. Assistant Vice President and Loan Officer since 1987. Mr. Moty joined the company in 1985 as a Loan Officer following four years in lending at a large Regional financial institution.

Name, Age and Principal Occupation	Business Experience
Randall S. Eslick, born in 1957 Regional President – Roseville Division	Regional President Roseville Bank of Commerce since December 2005. Senior Vice President and Regional Manager of the Roseville Bank of Commerce since 2002. Prior to joining the company, Vice President and Commercial Loan Officer at another California independent financial institution. Joined the Company in March 2001 as Senior Vice President and Commercial Loan Officer.

Caryn A. Blais, born in 1951 Senior Vice President & Chief Information Officer	Senior Vice President and Chief Information Officer of Redding Bank of Commerce since 1991. Prior to joining the Company she served as Vice President Data Processing at another California independent financial institution. Ms. Blais has held administrative positions since 1986.

Theodore Cumming, born in 1957 Senior Vice President & Lending Group Manager	Senior Vice President and Lending Group Manager of Redding Bank of Commerce – Placer Division since 2001. Prior to joining the company, Vice President of Commercial Lending for a large Regional Bank.

Samuel Jimenez, C.P.A., born in 1964 Senior Vice President & Director of Risk Management	Senior Vice President and Director of Risk Management of Redding Bank of Commerce since September 2003. Federal Deposit Insurance Examiner from 1992 – 2003. Certified Public Accountant.

Name, Age and Principal Occupation	Business Experience
Robert A. Matranga, born in 1953 Senior Vice President & Lending Group Manager	Senior Vice President and Lending Group Manager Redding Bank of Commerce – Churn Creek division since 1997. Vice President of Commercial Lending at the time of joining the Bank. Prior to joining the company, Vice President of Commercial Lending for another California independent financial institution.

Robert J. O’Neil, born in 1955 Senior Vice President & Regional Credit Manager– Roseville Bank of Commerce	Senior Vice President and Regional Credit Manager – Roseville Bank of Commerce since 2002. Vice President of Commercial lending at time of joining company. 1986 – 2002 as a Senior executive with another California independent financial institution. 1975-1986 majoring in lending at a large Regional financial institution.

Debra A. Sylvester, born in 1958 Senior Vice President & Chief Administrative Officer	Senior Vice President since 1999. Appointed to Chief Administrative Officer during 2004. Has held administrative positions with the Company since 1984.

Stock Price Performance Graph
The following graph compares the Company’s cumulative total return to shareholders during the past five years with that of the Standard & Poor’s 500 Composite Stock Index (the “S&P”) and the SNL Securities $250-$500 million Bank Asset-Size Index (the “SNL Securities Index”). The stock price performance shown on the following graph is not necessarily indicative of future performance of the Company’s Common Stock.
Bank of Commerce Holdings
Five – Year Performance Graph
Stock Performance Graph (1)

SNL Securities LC ©2006	(804) 977-1600
(1) Assumes $100 invested on December 31, 2001, in the Company’s Common Stock, the NASDAQ, the S&P 500 and the SNL Securities Index. Assumes reinvestment of dividends. Source: SNL Securities (share prices for the Company’s Common Stock was furnished to SNL Securities through the NASDAQ).

COMPENSATION TABLES AND INFORMATION
Summary Compensation Table
The following table sets forth certain summary information concerning compensation paid to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Credit Officer, Senior Vice President and Regional President, and Senior Vice President and Regional Credit Manager (the “Named Executive Officers”) on December 31, 2006, and whose aggregate salary and bonus exceeded $100,000 in fiscal 2006.

			Non-Equity		Non-Qualified
			Incentive Plan	Option	Deferred	All Other	Total
Name and Principal		Salary	Compensation	Awards	Earnings	Compensation	Compensation
Position	Year	(1) ($)	(2) ($)	(3) ($)	(4) ($)	(5) ($)	($)

Michael C. Mayer	2006	$240,000	$120,000	$0	$26,231	$68,892	$455,123
President & Chief	2005	$225,000	$100,000	$0	$11,243	$65,754	$401,997
Executive Officer	2004	$166,000	$99,411	$96,810	$3,026	$56,340	$421,587

Linda J. Miles	2006	$195,000	$60,000	$0	$31,157	$77,544	$363,701
EVP & Chief	2005	$170,000	$56,000	$0	$13,386	$74,022	$313,408
Financial Officer	2004	$130,000	$64,748	$55,320	$3,610	$63,456	$317,134

Patrick J. Moty	2006	$160,000	$77,000	$0	$0	$10,950	$247,950
EVP & Chief	2005	$127,200	$69,500	$0	$0	$3,240	$199,940
Credit Officer	2004	$107,280	$40,000	$35,958	$0	$3,060	$186,298

Randall S. Eslick	2006	$150,000	$63,550	$0	$0	$19,892	$233,442
Regional President	2005	$128,160	$57,500	$0	$0	$12,490	$198,150
Roseville Bank of	2004	$120,840	$26,500	$41,490	$0	$8,460	$197,290
Commerce

Robert J. O’Neil	2006	$140,000	$55,500	$0	$0	$12,500	$208,000
Senior VP	2005	$122,201	$50,500	$0	$0	$12,490	$185,191
Regional Credit	2004	$115,252	$22,750	$16,596	$0	$8,460	$163,058
Manager

(1)	Base salaries include 401(K) contributions made by the executive officers of approximately $82,000 during 2006.

(2)	The Company’s Cash Incentive Compensation Plan (the “Profit Sharing Plan”) is a cash-based incentive profit sharing program. The Profit Sharing Plan provides that profit sharing is computed on the Company’s profit after a 20% return on prior years equity, before income taxes, less any gain on investments securities sold and plus any losses on investment securities sold. The percentage is recalculated each year based upon the approved budget limited by absolute dollar caps for the two top executives. This income item includes bonus amounts in the year earned rather than in the year paid.

(3)	The value of the stock option award is the amount recognized for financial statement reporting purposes. No options were granted during 2005 and 2006.

(4)	The Company makes contributions to segregated accounts for the benefit of Salary Continuation Plan beneficiaries. Such accounts earn annual interest at 10%.

(5)	Other Compensation consists of perquisites and contributions to the Salary Continuation Plan. Perquisite expenses represent an automobile for business use or car allowance, and membership expenses in connection with the use of a private club for business purposes, particularly for the purpose of entertaining the Bank’s customers. The officers may have derived some personal benefit from the use of such automobiles and membership.

   The Company, after reasonable inquiry, believes that the value of any personal benefit not directly related to job performance which is derived from the personal use of such automobile and membership does not exceed $10,000 per year in the aggregate for any single executive officer. Perquisite amounts were (a) $8,700 for Mike Mayer in each year, (b) $6,720 for Linda Miles in each year, (c) $3,400, $3,240 and $2,060 for Patrick Moty in 2006,2005 and 2004, respectively, (d) $12,500 for Randall Eslick in each of 2006,2005 and 2004, and $12,500 for Robert O’Neill in each of 2006 and 2005, and $8,460 in 2004. The balance represents contributions made in each year in connection with the Salary Continuation Plan.
GRANTS OF PLAN-BASED AWARDS TABLE
The following table summarizes the options granted during fiscal 2006 to the individuals identified below.
Option Grants for 2006
No options were granted to the “Named Executive Officers” during 2006.
OPTION EXERCISES IN 2006
The following tables set forth the number of shares of Bank of Commerce Holdings Common Stock acquired by each of the named Executive Officers during fiscal year 2006, if any, the net value realized upon exercise:

	Options Vested during	Options Exercised	Value Realized
Name	2006	during 2006	($) (1) (2)

Michael C. Mayer	1,500	0	$0
Linda J. Miles	1,200	0	$0
Patrick J. Moty	360	4,700	$41,172
Randall S. Eslick	450	0	$0
Robert J. O’Neil	5,616	0	$0

(1)	Based on the fair market value of the Company’s Common Stock at December 31, 2006 of $11.99 per share less the applicable exercise price per share. The fair market value of the Company’s Common Stock at December 31, 2006 was determined based on the last reported sale of the Company’s Common Stock in 2006 as reported on the NASDAQ National Market.

(2)	The realized value represents the market value at exercise less the exercise price.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

			Equity Incentive
			Plan Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option
	Options (#)	Options (#)	Unearned Options	Exercise	Option
Name	Exercisable	Un-exercisable	(#)	Price ($)	Expiration Date

Michael C. Mayer	15,750	0	0	$5.42	06/01/2011
Michael C. Mayer	4,500	3,000	0	$6.75	01/01/2013
Michael C. Mayer	10,500	0	0	$10.60	06/15/2014
Linda J. Miles	15,000	0	0	$6.67	08/21/2011
Linda J. Miles	3,600	2,400	0	$6.75	01/01/2013
Linda J. Miles	6,000	0	0	$10.60	06/15/2014
Patrick J. Moty	12,700	0	0	$3.23	05/01/2008
Patrick J. Moty	10,800	0	0	$6.67	08/21/2011
Patrick J. Moty	1,440	360	0	$7.30	07/16/2012
Patrick J. Moty	3,900	0	0	$10.60	06/15/2014
Randy Eslick	13,500	0	0	$5.42	06/01/2011
Randy Eslick	1,800	450	0	$7.30	07/16/2012
Randy Eslick	4,500	0	0	$10.60	06/15/2014
Robert J. O’Neill	22,464	5,616	0	$7.30	07/16/2012
Robert J. O’Neil	1,800	0	0	$10.60	06/15/2014

Employment contracts, change in control agreements and termination of employment
Effective April 2001 and amended December 31, 2006, Bank of Commerce Holdings and Redding Bank of Commerce entered into a four-year employment agreement with its President and Chief Executive Officer, Michael C. Mayer. The agreement provides for, among other things, (a) a base salary of $240,000 per year, which the Executive Compensation Committee of the Board of Directors can and does adjust annually at its discretion; (b) profit sharing $120,000, which the Executive Compensation Committee of the Board of Directors can adjust annually at its discretion; (c) five weeks annual vacation; (d) an automobile of predetermined value, including expenses; (e) supplemental retirement benefits (see “Salary Continuation Plan” below); (f) Country Club membership dues; (g) health and life insurance benefits that are now or may hereinafter be in effect for all other full time employees; and (h) reimbursement for ordinary and necessary expenses incurred by Mr. Mayer in connection with his employment.
Upon Mr. Mayer’s termination for “cause”, Mr. Mayer will be entitled to six months total compensation package. Upon termination at the sole and absolute discretion of the Board of Directors, Mr. Mayer will be entitled to one year of Mr. Mayer’s then total compensation package. In the event of a change in control, Mr. Mayer will be entitled to the then full compensation package for a period of twenty-four months. The executive is required to give ninety (90) days prior notice in writing to the Employer in the event the Executive resigns or voluntarily terminates employment, or takes an early retirement.
Effective April 2001 and amended December 31, 2006, Bank of Commerce Holdings and Redding Bank of Commerce also entered into a four-year employment agreement with its Executive Vice President and Chief Financial Officer, Linda J. Miles. The agreement provides for, among other things, (a) a base salary of $195,000 per year, which the Executive Compensation Committee of the Board of Directors can and does adjust annually at its discretion; (b) profit sharing of $60,000 per year, which the Executive Compensation Committee of the Board of Directors can adjust annually at its discretion; (c) five weeks annual vacation; (d) an automobile of predetermined value, including expenses; (e) supplemental retirement benefits (see “Salary Continuation Plan” below); (f) Country Club membership dues; (g) health and life insurance benefits that are now or may hereinafter be in effect for all other full time employees; and (h) reimbursement for ordinary and necessary expenses incurred by Ms. Miles in connection with her employment.
Upon Ms. Miles termination for “cause”, Ms. Miles will be entitled to six months of total compensation package. Upon termination at the sole and absolute discretion of the Board of Directors, Ms. Miles will be entitled to one year of Ms. Miles’ then total compensation package. In the event of a change in control, Ms. Miles will be entitled to the then full compensation package for a period of twenty-four months.
The executive is required to give ninety (90) days prior notice in writing to the Employer in the event the Executive resigns or voluntarily terminates employment, or takes an early retirement.
Effective December 2005, Bank of Commerce Holdings and Redding Bank of Commerce entered into a change of control agreement with four Executive officers; Patrick J. Moty, Randall S. Eslick, Caryn A. Blais and Robert J. O’Neil. Each of the agreements is identical. The terms of the agreements provide upon a change in control and in the event of an early termination or diminution in salary or job duties, the Bank shall pay to the executive benefits equal to one year’s salary at the salary rate being paid to the executive at the time of the change in control together with an amount equal to one year’s profit sharing payment based upon the average profit sharing received by the executive for the past three years. The executive shall also receive, at the Bank’s expense, a continuation of health benefits for a period of one year.

In event that the executive is terminated by the bank not in the event of an early termination and not as a termination for cause, the Bank shall pay to the executive benefits equal to six months salary at the salary rate being paid to the executive at the time of termination, together with an amount equal to one-half year’s profit sharing payment based upon the average profit sharing received by the executive for the past three years. The executive shall also receive, at the Bank’s expense, a continuation of health benefits for a period of six months.
Salary Continuation Plan
In April 2001, and amended December 31, 2006, the Board of Directors approved the implementation of the Executive Salary Continuation Plan (SCP), which is a non-qualified executive benefit plan in which the Company agrees to pay the executive additional benefits in the future in return for continued satisfactory performance by the executive.
The payments are fixed by contract and do not depend on years of credited service. The Company makes contributions to segregated accounts for the benefit of the Salary Continuation Plan beneficiaries. Such accounts earn annual interest at 10%.
Benefits under the salary continuation plan include income generally payable commencing upon a designated retirement date for the employee’s life, disability, or termination of employment, and a death benefit for the participants’ designated beneficiaries.
Key-man life insurance policies were purchased as an investment to offset the Company’s contractual obligation to pay pre-retirement death benefits and to recover the Company’s cost of providing benefits. The executive is the insured under the policy, while the Company is the owner and beneficiary. The insured executive has no claim on the insurance policy, its cash value or the proceeds thereof.
A termination resulting from a reason other than cause or change of control will be deemed an early retirement. In the event of an early retirement, the vested balance will be paid as a lump sum or over a period of five years. In the event of a change in control, the payment terms are fixed (see discussion below), and would be paid in addition to amounts owned under the executive’s employment agreement. In the event of a termination for cause, no payments will be made to the terminated executive.
The following table illustrates the approximate annual retirement income that may become payable to a named executive officer assuming benefits commence at age 61. Mr. Mayer and Mrs. Miles benefits are payable over life. Mr. Moty, Mr. Eslick and Mrs. Blais benefits are payable over a period of ten years.
Salary Continuation Plan Benefits Table

	Number of	Present Value	Payments	Annual	Vested Balance
	Years Credited	of Accumulated	During Last	Retirement	at Last Fiscal
Name	Service (#)	Benefit ($)	Fiscal Year ($)	Benefit	Year ($)

Michael C. Mayer	6	$275,609	$0	$150,000	$309,376
Linda J. Miles	6	$328,817	$0	$125,000	$367,376
Patrick J. Moty	1	$7,550	$0	$35,000	$7,550
Randall S. Eslick	1	$7,392	$0	$35,000	$7,392
Caryn A. Blais	1	$14,959	$0	$35,000	$14,959

	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Earnings in Last	Withdrawals/	Balance at Last	Vested Balance
	Last Fiscal Year	Fiscal Year	Distributions	Fiscal Year	at Last Fiscal
Name	($)	($)	($)	($)	Year ($)

Michael C. Mayer	$60,192	$26,231	$0	$309,376	$309,376
Linda J. Miles	$70,824	$31,157	$0	$367,376	$367,376
Patrick J. Moty	$7,550	$0	$0	$7,550	$7,550
Randall S. Eslick	$7,392	$0	$0	$7,392	$7,392
Caryn A. Blais	$14,959	$0	$0	$14,959	$14,959
The retirement benefit is derived from accruals to a benefit account during the participant’s employment. At the end of the executive’s period of service, the aggregate amount accrued should equal the then present value of the benefits expected to be paid to the executive.
The participant is entitled to all vested benefits in the case of termination without “cause”; however, if a participant voluntarily resigns prior to reaching normal retirement age, his or her retirement benefits are reduced by accrual amounts not yet funded. Upon a change of control, the participant is entitled to the full retirement benefit.
Potential Payments upon termination or change in control
The following table sets out the amounts that would have been payable to the named executive officers at December 31, 2006 (a) upon a change of control, and (b) as a result of termination other than termination arising from a change of control, assuming in each case that the payments were made as a lump sum.

				OTHER THAN
			TERMINATION	CONTROL
	CHANGE OF	CONTROL	CHANGE OF	Salary
	Payments under	Salary	Payments under	Continuation
	employment	Continuation	employment	Plan
	agreements	Plan Payments	agreements	Payments
Name	($)(1)	($)(2)	($)(3)	($) (4)

Michael C. Mayer	$910,246	$1,365,399	$227,562	$0
Linda J. Miles	$727,402	$1,091,103	$181,851	$0
Patrick J. Moty	$0	$39,310	$0	$0
Randall S. Eslick	$0	$39,680	$0	$0
Caryn A. Blais	$0	$45,430	$0	$0

(1)	At a change of control, severance pay is equal to two years of total compensation package as of the date of the Executives termination.

(2)	Termination other than change of control the Executive will be paid six months total compensation package as of the date of the termination.

(3)	SCP payments are limited under IRS Section 280-G to three times the average total compensation package.

(4)	Under termination for cause, the Bank shall not pay any benefit under the SCP agreement.
With respect to early retirement, disability, or termination without cause (other than arising from a change in control) under the employment agreements, the amounts to be paid over time would be any accrued salary, sick and vacation benefits at the time of termination.
With respect to early retirement, disability, or termination without cause (other than arising from a change in control) under the SCP, the amounts to be paid over time would be the vested balance in the salary continuation plan. As of December 31, 2006, the vested balance for Michael C. Mayer was $309,376; Linda J. Miles $367,376; Patrick J. Moty $7,550; Randall S. Eslick $7,392 and Caryn A. Blais $14,959.

REPORT OF THE AUDIT AND QUALIFIED LEGAL COMPLIANCE COMMITTEE
The Audit Committee is responsible for the appointment, compensation, and oversight of the work of the Company’s independent accountants. The Committee pre-approves on an annual basis services that are of a recurring nature. The Committee must pre-approve any scope changes resulting in fee increase.
In accordance with its written charter adopted by the Board of Directors (“Board”), a copy of which is included as an appendix to this proxy statement, the Audit Committee of the Board (“ Audit Committee”) assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and other such duties as directed by the board. The membership of the Audit Committee consists of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member of the Audit Committee is free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and meets the director independence requirements for serving on Audit Committees as set forth in the corporate governance standards of the NASDAQ National Market.
During 2006, the Audit and Qualified Legal Compliance Committee met five times. An executive session excluding management preceded each of the meetings. The Chairman of the Audit Committee reviewed the financial information contained in each of the quarterly press announcements and SEC Form 10-Q and 10-K filings with the Chief Executive Officer, Chief Financial Officer and independent accountants before public release. In addition the committee actively participated in the control documentation work being performed by the Sarbanes-Oxley 404 Committee (“SOX 404”).
The Company considers all outside auditing consultants to be “independent accountants”. In discharging its oversight responsibility with respect to the Audit process, the Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the accountants any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence. The Audit Committee also discussed with management and the independent accountants the quality and adequacy of the Company’s internal controls and the outsourced audit functions, responsibilities, budget and staffing. The Audit Committee reviewed with the independent accountants their audit plans, audit scope and identification of audit risks.
The Audit Committee discussed and reviewed with the independent accountants all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees, (“SAS 61”)” and discussed and reviewed the results of the independent auditor’s audit of the financial statements. The SAS 61 communications referred to above includes matters such as significant adjustments, management judgments and accounting estimates, significant new accounting policies, and disagreements with management. SAS 61 was amended in the year 2000, by Statement on Auditing Standards No. 90, Audit Committee Communications, to require discussion of the independent auditor’s judgments about quality, not just the acceptability of the company’s accounting principles. SAS 61 was also amended by Statement on Auditing Standards No. 89, Audit Adjustments, to require the auditor to inform the audit committee about any uncorrected misstatements pertaining to the current period whose effects management believes are immaterial to the financial statements taken as a whole. The Audit Committee also discussed the results of all internal audit examinations.

The Audit Committee reviewed the audited financial statements of the company as of and for the year ended December 31, 2006, with management and the independent accountants. Management has the responsibility for the preparation of the Company’s financial statements and the overall reporting process, for maintaining adequate internal control over financial reporting for the Company, and for assessing the effectiveness of the Company’s internal control over financial reporting. The independent accountants are responsible for performing independent audits of the Company’s consolidated financial statements. These audits serve as a basis for the accountants’ opinions included in the annual report to stockholders addressing whether the financial statements fairly present the Company’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles in the United States. The Committee’s responsibility is to monitor and oversee these processes.
Based on the above-mentioned review and discussions with management and the independent accountants, the Audit Committee recommended to the Board that Bank of Commerce Holdings’ audited financial statements be included in its annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.
Principal Accounting Firm fees
Audit Fees
The aggregate fees billed by Moss Adams LLP., for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years were $126,152 and $132,454 respectively.
Audit-Related Fees
Moss Adams LLP., did not render any professional services for information technology services relating to financial information systems design and implementation for the fiscal years ended December 31, 2006 and December 31, 2005.
Tax Fees
Moss Adams LLP., did not render any professional services for tax compliance, tax advice, or tax planning during 2006 or 2005.
All Other Fees
The aggregate fees billed by Moss Adams LLP. for services rendered to the Company, other that the services described under “Audit Fees” and “Audit-Related Fees” and tax fees amount to $0 and $0 for the fiscal years December 31, 2006 and 2005, respectively.
In discharging its oversight responsibility with respect to the audit process, the Audit Committee of the Board of Directors obtained from the independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants’ independence consistent with Independence Standards Board Standard No.1, “Independence Discussions with Audit Committees”, discussed with the accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountants’ independence. The Committee also discussed with management and the independent accountants the quality and adequacy of Bank of Commerce Holdings’ internal controls and the outsourced audit functions, responsibilities, budgeting and staffing. The Committee reviewed with the independent accountants their audit plans, audit scope and identification of audit risks.

Pre-approval Policies and Procedures
Under the audit committee’s pre-approval policies and procedures, the audit committee is required to pre-approve the audit and non-audit services performed the Company’s independent registered public accounting firm. The audit committee may pre-approve a list of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the audit committee.
This list of services includes: audit services, audit-related services, tax services and all other services. The audit committee sets pre-approved fee levels for each of these listed services. Any type of service that is not included on the list of pre-approved services must be specifically approved by the audit committee. Any proposed service that will fall outside of the pre-approved fee levels will also require specific pre-approval by the audit committee.
All above fees paid to Moss Adams, LLP during 2006 were pre-approved by the audit committee.
Respectfully submitted by the members of the Audit and Qualified Legal Compliance Committee,
David H. Scott, CPA & Chairman of the Audit and QLCC Committee
Harry L. Grashoff, Jr.
Russell L. Duclos
Lyle L. Tullis
Jon Halfhide, CPA

Discussion of proposals recommended by the Board of Directors
Proposal 1
Election of Directors
The Board of Directors has nominated ten persons for election at the Annual Meeting. If you elect them, they will hold office until the election of their successors at the Annual Meeting in 2008, or until they resign.
We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board of Directors. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternatives. The Board of Directors has no reason to believe that its nominees would prove unable to serve if elected.
The Board of Directors recommends a vote FOR the election of each of the ten nominees for director.
Brief summaries of the background and business experience of each of the nominees other than Mr. Mayer, who was profiled earlier in this document:
Welton L. Carrel, born in 1937, has served as a director of the Company since January 1982. Mr. Carrel is retired. From 1961 to 1989, he was President of Western Business Equipment d.b.a. Carrel’s Office Machines. Mr. Carrel is a member of the Executive Compensation Committee, Nominating and Corporate Governance and Long-Range Planning Committee of the Board of Directors.
Russell L. Duclos, born in 1939, has served as a director of the Company since July 1997. From July 1997 through December 2000, Mr. Duclos served as President and Chief Executive Officer of the Bank and from January 2001 through April 2001 as President and Chief Executive Officer of the Company. Mr. Duclos is Chairman of the Asset Liability Management Committee (ALCO), and presently serves on the Loan Committee, Audit and Long-Range Planning Committee of the Board of Directors.
John C. Fitzpatrick, born in 1935, has been a director of the Company since January 1982. Mr. Fitzpatrick has been Chief Executive Officer of Carbonated Industries since 1986. From 1986 to 2001, Mr. Fitzpatrick served as President and Chief Executive Officer of Pepsi Cola Bottling Company of Northern California. From 1962 to 1985, Mr. Fitzpatrick was President and Chief Executive Officer of McColl’s Dairy Milk and Ice Cream. Mr. Fitzpatrick also serves as Secretary of John Fitzpatrick & Sons, Inc., a company engaged in the real estate investment business. Mr. Fitzpatrick serves as Chairman of the Executive Compensation Committee and is a member of the Executive, Nominating and Corporate Governance and Long-Range Planning Committee of the Board of Directors.
Kenneth R. Gifford, Jr., born in 1945, has served as a director of the Company since January 1998. Mr. Gifford has been a director, President and Chief Executive Officer of Gifford Construction, Inc. since 1972. Mr. Gifford serves as Chairman of the Loan Committee and is a member of the Executive Committee, Audit, and Long-Range Planning Committees of the Board of Directors. During 2006 Mr. Gifford was named as Vice Chairman of the Company.
Harry L. Grashoff, Jr., born in 1935, and has served as a director of the Company since January 1982. Mr. Grashoff is currently retired. From 1982 to July 1997, Mr. Grashoff was President and Chief Executive Officer of the Company.

Beginning March 1, 2005 Mr. Grashoff was appointed to Chairman of the Board. Mr. Grashoff serves as Chairman of the Board, Chairman of the Executive Committee and he is a member of the Long-Range Planning, Executive Compensation committee, Nominating and Corporate Governance, Loan, Audit and ALCO committees of the Board of Directors.
David H. Scott, CPA, born in 1944, has been a director of the Company since April 1997. He is a partner of D. H. Scott & Company, LLP, a public accounting firm, a position he has held since 1986. Mr. Scott serves as Chairman of the Audit and Qualified Legal Compliance Committee and is a member of the ALCO, Loan and Long-Range Planning committees of the Board of Directors. The Board of Directors has determined that Mr. Scott meets the criteria to serve as financial expert on the Audit Committee. Mr. Scott also serves as the Secretary of the Company.
Lyle L. Tullis, born in 1950, has been a director of the Company since May 2003. Since 1976, he has served as president of Tullis Inc. a general engineering construction company. His company specializes in public works projects that include grading and paving. Mr. Tullis is the past District Chairman of the Eureka and Shasta Districts of the Associated General Contractors of California. Mr. Tullis serves as Chairman of the Nominating and Corporate Governance and is a member of the Audit and Long-Range Planning Committees of the Board of Directors.
Jon Halfhide, CPA, born in 1957, has been a director of Redding Bank of Commerce since July 2005. Since 2000, he has served as president of Catholic Healthcare West North State Service Area (“CHW”) and St. Elizabeth Community Hospital. He has over twenty years management experience with CHW and has served in the capacity of Controller and Chief Financial Officer. Mr. Halfhide is a certified public accountant. Mr. Halfhide meets the criteria to serve as financial expert on the Audit Committee. Mr. Halfhide serves on the Audit and Long-Range Planning Committees of the Board of Directors.
Orin N. Bennett, born in 1948, has been a director of Redding Bank of Commerce since September 2005. Mr. Bennett is a registered Civil Engineer in California and Nevada. He owns MHM Engineers and Surveyors providing engineering services to cities, counties and special districts primarily in Northern California. He is also a partner in BD Properties, a real estate investment company. Mr. Bennett was previously employed by the respected international engineering firm of CH2M Hill prior to forming his own business. Mr. Bennett serves on the Executive and Long-Range planning committees of the Board of Directors.
None of the directors were selected pursuant to arrangements or understandings other than with the directors and shareholders of the Company acting within their capacity as such. There are no family relationships between any of the directors, and none of the directors serve as a director of any other company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

Proposal 2
Approve the Bank of Commerce Holdings 2008 Stock Option Plan
At the meeting, the shareholders will be requested to approve the 2007 Stock Option Plan (the “Option Plan”). The Board recommends approval of the Option Plan to allow the Company to continue to attract and retain the best available employees and executives and provide an incentive for persons serving in those capacities to use their best efforts on the Company’s behalf. A copy of the Option Plan is included in this proxy statement.
Description of the Plan
Any person engaged by the Company or its subsidiaries as an employee (including an officer or employee serving as a director) is eligible to participate in the Option Plan.
An aggregate of 620,000 shares of common stock have been reserved for issuance under the Option Plan.
The exercise price and vesting schedule for all options granted under the Option Plan will be set by the Board (or a committee appointed to act as administrator of the Option Plan) in its discretion, but in all events the exercise price shall be 100% of the fair market value of the stock at the date of the option grant, and vesting will not be less than 20% of the entire grant in any year.
Vesting is dependent upon the Optionee’s continued employment with the Company. Options granted will become fully exercisable following any change in control of the Company if the acquirer does not assume the option obligations. Options are not transferable except upon the death of the option holder, or as the Board may otherwise permit.
At the date of exercise, the option holder may pay the full option price in cash or in shares of common stock previously acquired by the option holder valued at fair market value. The use of previously acquired shares to pay the option price enables the option holder to avoid the need to fund the entire purchase with cash. Upon exercise of an option, the number of shares subject to the option and the number of shares available under the Option Plan for future option grants are reduced by the number of shares with respect to which the option is exercised.
The Option Plan will be in effect until options have been granted and exercised with respect to all shares available for the Option Plan. However, no option can be granted under the Option Plan more than ten years after the Option Plan has been approved by the Company’s shareholders. The Board may terminate the Option Plan at any time, except with respect to options already outstanding.
Tax Consequences
The federal income tax consequences of options are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Option Plan.
Options granted under the Option Plan are intended to be incentive stock options (“ISOs”). An ISO holder generally will not recognize any taxable income at the time he or she is granted the ISO, or upon its exercise (unless the shares are resold within one year of exercise (a “disqualifying disposition”)). In the event of a disqualifying disposition, the option holder will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the option holder will be subject to income and other employee withholding taxes.
If there is no disqualifying disposition, the difference between the sale price and the option holder’s basis in the shares will be treated as a capital gain or loss.

Approval of the Option Plan requires more votes in favor of adoption of the plan than those against adoption.
The Board of Directors recommends a vote FOR the approval of the Bank of Commerce Holdings 2008 Stock Option Plan.
The Board of Directors recommends a vote FOR the ratification of Moss Adams, LLP as the Company’s independent accountants for the year ended December 31, 2006.
The Audit Committee has selected Moss Adams, LLP as the independent registered public accounting firm to audit the books of the Company and its subsidiaries for the year ending December 31, 2006, to report on the consolidated statement of financial position and related statement of earnings of the Company and its subsidiaries, and to perform other appropriate accounting services as may be required by the Board of Directors. The Board recommends that the stockholders vote in favor of ratifying the selection of Moss Adams, LLC for the purposes set forth above. If the stockholders do not ratify the selection of Moss Adams, LLP, the Audit Committee will consider a change in accountants for the next year.
Moss Adams, LLC has advised the Company that thy are independent accountants with respect to the Company, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC. The Company does not expect that representatives of Moss Adams LLP will be present at the Annual Meeting and accordingly shall not be available to answer questions or make a statement.

Other Business
Requirements, including deadlines for submissions or proposals, nomination of Directors and other Shareholder business
Under the Rules of the SEC, if a shareholder wants to include a proposal in the Company’s Proxy Statement and form of proxy for presentation at the Company’s 2008 Annual Meeting of Shareholders, the proposal must be received by the Company at its principal administrative office located at 1951 Churn Creek Road, Redding, California by November 20, 2007.
Under the Company’s bylaws, as permitted by the SEC, certain procedures are provided which a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders.
Nomination of directors must be made by notification in writing delivered or mailed to the President of the Company at the Company’s principal administrative office not less than 30 days or more than 60 days prior to any meeting of shareholders called for election of directors. The Company’s annual meeting of shareholders is generally held on the third Tuesday of May. If the Company’s 2008 Annual Meeting of Shareholders is held on schedule, the Company must receive notice of any nomination no earlier than March 20, 2008, and no later than April 20, 2008. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.
If the Chairman of the meeting acknowledges the nomination of a person not made in compliance with the foregoing procedures, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when the nomination is made at the meeting.
Notice of any business item proposed to be brought before an annual meeting by a shareholder must be received by the Secretary of the Company not less than 70 days or more than 90 days before the annual meeting. If the Company’s 2008 Annual Meeting of Shareholders is held on schedule, the Company must receive notice of any proposed business item no earlier than February 20, 2008, and no later than March 10, 2008.
If the Company does not receive timely notice, the Company’s bylaws preclude consideration of the business item at the annual meeting. The Company’s bylaws also provide that notices regarding nomination of directors must contain certain information about the director nominee.
With respect to notice of a proposed item of business, the bylaws provide that the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and certain information regarding the shareholder giving the notice. Shareholders may obtain a copy of the Company’s bylaws by sending a written request to the Secretary of the Company at the Company’s principal executive offices.
Shareholders may contact an individual director, the Board of Directors as a group, or a specified committee or group, at the Company’s headquarters address. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will initially receive and process communications before forwarding them to the addressee.

The Company generally will not forward to the directors a shareholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company. The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies. Whether or not you intend to be present at the Annual Meeting, we request you to return your signed proxy promptly.

By Order of the Board of Directors,
/s/ David H. Scott
David H. Scott, Corporate Secretary

Redding, California
April 6, 2007

Appendix A
Bank of Commerce Holdings
Audit Committee and Qualified Legal Compliance Committee Charter
Purpose
The Audit Committee is appointed by the Board of Directors to assist in monitoring the (1) integrity of the financial statements of the Company, (2) the independent accountants’ qualifications and independence, (3) the performance of the Company’s internal audit function and independent accountants, and (4) the compliance by the Company with legal and regulatory requirements.
The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.
Role and Independence
The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise construed to be a financial expert. By definition, the audit committee financial expert is an individual who is determined by the board of directors to possess all of the following attributes:
•	An understanding of financial statements and generally accepted accounting principles (GAAP)

•	An ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves

•	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to what can be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities

•	An understanding of internal controls and procedures for financial reporting

•	An understanding of audit committee functions
The final rule for audit committee financial experts indicates that the attributes may be acquired by:
•	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions

•	Experience actively supervising a principal financial officer, controller, public accountant, auditor, or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements.
The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ National Market stock exchange, Section 10A(m)(3) of the Securities and Exchange Commission Act of 1934 and the rules and regulations of the commission. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving as set forth in the corporate governance standards of the NASDAQ.
The committee is expected to maintain free and open communication (including private executive sessions at each meeting) with the independent accountants, the internal accountants and the management of the Company. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.
The Board of Directors shall appoint the audit committee financial expert as chairperson. In addition to the professional requirements, this person plays a pivotal role in Audit Committee effectiveness. He or she will be responsible for the leadership of the committee, including preparing the agenda, presiding over meetings, making committee assignments, and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the President, Director of Risk Management, Chief Financial Officer, and the lead Independent Audit Partner.
Responsibilities
The Audit Committee’s primary responsibilities include:
•	The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if available, to shareholder ratification.) In doing so, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor’s independence, and recommend to the board any actions necessary to oversee the auditor’s independence.

•	Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

•	The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms) to be performed for the Company by its independent auditor,

•	The Audit Committee shall oversee management’s annual assessment of, and report on, the company’s internal control over financial reporting.
The Audit Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval. The Audit Committee shall annually review the Committee’s own performance.
The Audit Committee shall:
Financial Statement and disclosure matters
•	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and approve the filing of such documents with the SEC. Recommend the acceptance of the annual audited financial statements as the annual Directors examination.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of financial principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or adjusted non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made.)

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	Discuss with the Independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during the certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.
Oversight of the Company’s Relationship with the Independent Auditor
•	Review and evaluate the lead partner of the independent audit team.

•	Obtain and review a report from the independent auditor, at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

•	Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

•	The Audit Committee recommends prohibiting the auditor from acting as a director, officer, or employee of the Company, or performing any decision-making, supervisory, or ongoing monitoring function for the Company for a cooling off period of one year from the date of engagement.
Oversight of the Company’s Internal Audit Function
•	Review the appointment and replacement of the Director of Risk Management.

•	Review the significant reports to management prepared by the internal auditing department and management’s response.

•	Discuss with the independent auditor and management the internal audit responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.
Compliance Oversight Responsibilities
•	Obtain reports from management, the Director of Risk Management and the independent auditor that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Ethics and Conflict of Interest.

•	Review reports and disclosures of insider and affiliated party transactions. Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations with the Company’s Code of Ethics and Conflict of Interest.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
It is the policy of the Board of Directors that a system of internal controls be maintained sufficient to provide reasonable assurance that assets are safeguarded, transactions are properly authorized and recorded, and reasonable, detailed records are maintained which accurately reflect the financial activities.
To monitor the effectiveness of the system of internal controls, the Board of Directors established an audit and review policy as follows:
Audit and Review — Certified Public Accounting Firm
It is the policy of the Board of Directors to engage a qualified certified public accounting firm to conduct a full audit of financial statements at least once annually. This will constitute the annual “Director examination”. Credit quality reviews, Compliance reviews and Operational reviews are regularly scheduled to support the audit and may be performed by parties other than the certified public accounting firm selected to conduct the financial statement audit.
Audit and Review — In House
The Board of Directors recognizes that it is not necessary and may not be economically feasible for the Bank to employ a full time internal auditor until the bank achieves a certain size and complexity. However, the Board of Directors may elect to have an outside auditor perform audits of operational and compliance policies and procedures and an outside auditor to perform an independent loan review for credit quality, compliance, documentation and appropriate grading.
Although outside consultants, these accountants will be considered our “In-house” accountants. The Board of Directors will outline the scope of the audits on an annual basis, and will communicate the scope directly with the independent accountants.
The Audit Committee may consult with and have the Company’s Certified Public Accountants review the scope and work papers of the in-house accountants, and make a recommendation to the Board of Directors as to the need to employ a full time internal auditor.
Examination and Review — Regulatory Agencies
It is the policy of the Board of Directors that results from examinations and audits conducted by Regulatory Agencies such as the Department of Financial Institutions, Federal Reserve Board and the FDIC are fully disclosed to the Board of Directors. Further, it is Board policy that at least three representatives from the Board of Directors will be included in the exit review conducted by regulatory personnel with the management of the Company.

Limitation of Audit Committee’s Role
While the Audit Committee has the responsibilities and powers set forth in this charter, it is reinforced that such duties include the oversight, scheduling and review of such work and it is not the duty of the Audit Committee to conduct audits or to determine whether the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.
QUALIFIED LEGAL COMPLIANCE COMMITTEE
Purpose and Adoption
The purpose of the Qualified Legal Compliance Committee (the “Committee”) of the Board of Directors (the “Board”) of Bank of Commerce Holdings (the “Company”) is to: (i) receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Company or by any officer, director, employee, or agent of the Company, (ii) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes Oxley Act of 2002 and the rules promulgated there under and (iii) perform such other duties as may be assigned to it, from time to time, by the Board.
The scope of the Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”), which has been adopted and approved by the Board and may be amended by the Board from time to time in compliance with applicable laws, rules and regulations.
Membership
The Company’s Audit Committee shall serve as the QLCC.
Procedures
The Committee shall adopt written procedures for the confidential receipt, retention and consideration of any oral or written reports received by the Committee. The Committee shall have the authority to establish other rules and operating procedures in order to fulfill its obligations under this Charter and under applicable law, rules and regulations. The Chairman of the Committee shall call a meeting of the Committee whenever circumstances warrant.
Authority and Responsibilities
The Committee shall have the following authority and responsibilities in respect of reports of evidence of a material violation:
a. The Committee shall inform the Company’s SEC Attorney and Chief Executive Officer of any report of evidence of a material violation.
b. The Committee shall determine whether an investigation is necessary regarding any such report.

c. If the Committee has determined that an investigation is necessary, the Committee shall: (i) notify the Board of Directors, (ii) initiate an investigation to be conducted either by the Company’s SEC Attorney or by an outside attorney retained by the Committee and (iii) retain such additional expert personnel as the Committee deems necessary.
d. At the conclusion of an investigation, the Committee shall: (i) recommend, by majority vote, that the Company implement an appropriate response and (ii) inform the Company’s SEC Attorney, the Chief Executive Officer and the Board of the results of the investigation and the appropriate remedial measures that it recommends to be adopted.
2. The Committee has the authority and responsibility to act, by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the Committee has recommended to the Company.
3. The Committee shall report to the Board on a regular basis regarding the matters that it oversees.
QUALIFIED LEGAL COMPLIANCE COMMITTEE PROCEDURES
Any attorney of Bank of Commerce Holdings (the “Company”) may submit a report (a “Report”) of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Company or by any officer, director, employee or agent of the Company to the Qualified Legal Compliance Committee (the “Committee”).
In order to facilitate the Committee’s confidential receipt, retention, and consideration of Reports, the Committee has established the following procedures:
1. The Committee shall send a written acknowledgement of receipt of each oral or written Report to the sender. The Committee shall maintain confidentiality in its activities to the maximum extent possible consistent with performing a full and fair investigation.
2. The Committee shall take appropriate measures so that, to the maximum extent possible, the Company’s legal privileges are protected in connection with the Committee’s activities, consistent with the Committee’s obligations. The Committee shall maintain all documents received or reviewed by it in accordance with the Company’s document retention policy.
3. The Committee shall notify the Company’s Chief Executive Officer and SEC Attorney promptly upon receipt of a Report.
4. The Chair of the Committee shall convene a meeting of the full Committee as often as deemed necessary or desirable and, in any case, promptly upon receipt of a Report.
5. The Committee shall keep minutes of each of its meetings.
6. The Committee shall review each Report and determine whether an investigation is necessary or desirable in connection with the matters addressed in such Report.
7. The Committee may consult with appropriate officers of the Company, or retain outside attorneys or experts in connection with its determination as to whether to commence an investigation in connection with a Report. The Committee may rely on the advice of counsel as to whether further investigation is required.

If the Company does not have a chief legal officer at the time of any report, the Committee may consult with, and rely on the advice of, the Company’s SEC Attorney.
8. If the Committee has determined that further investigation is necessary or desirable in connection with a Report, the Committee shall: (i) notify the Company’s Board of Directors, (ii) initiate an investigation, (iii) determine who shall conduct such investigation, and (iv) retain such outside attorneys and expert personnel as the Committee deems necessary.
9. The Committee shall have the authority to enter into engagement letters, as appropriate, with outside attorneys and experts retained by it.
10. At the conclusion of an investigation, the Committee shall: (i) recommend, by majority vote, that the Company implement an appropriate response, if any, and (ii) inform the Chief Executive Officer, the Company’s SEC Attorney and the Board of Directors of the results of the investigation and the appropriate remedial measures, if any, that it recommends to be adopted.
11. The Committee shall take appropriate action to determine whether the Company has implemented an appropriate response to a Report, as recommended by the Committee, and, if not, shall determine what, if any, additional action should be taken.
12. The Committee shall retain a log of all Reports, tracking their receipt, investigation and resolution and shall periodically report on these matters to the Board of Directors.

Appendix B
Bank of Commerce Holdings
Nominating and Corporate Governance Committee Charter
Committee mission statement
The Committee acts on behalf of the RBC Board of Directors in the best interests of the Corporation and its shareholders with regard to the identification of individuals qualified to become Board members, selecting or recommending to the Board that the Board select the director nominees, including for the next annual meeting of shareholders, and providing guidance on board and corporate governance issues including recommending to the Board corporate governance guidelines applicable to the Corporation.
Organization
Members of the Committee are appointed by and serve at the pleasure of the Board of Directors. The members of the Nominating and Corporate Governance Committee shall be “independent” directors as determined in accordance with the laws, rules and regulations of the NASDAQ stock exchange and shall also comply with and satisfy all other applicable laws, rules, regulations and requirements. The Chairman of the Nominating and Corporate Governance Committee shall be elected annually by the Board of Directors.
The Committee shall conduct and review with the Board of Directors annually an evaluation of the committee’s performance with respect to the requirements of this Nominating and Corporate Governance Charter.
The Committee shall have sole authority to employ professional advisers in fulfilling its duties. Advisers include, but are not limited to, search professionals, compensation consultants, and attorneys. The Committee shall have sole authority to approve fees, establish retention terms, and terminate such advisers.
Purpose
The purpose of the Nominating and Corporate Governance Committee is to 1) identify individuals qualified to serve on the Board of Directors and to recommend that the Board of Directors select director nominees to be considered at the Company’s next annual meeting of shareholders or to be appointed by the Board of Directors to fill an existing or newly created vacancy on the Board of Directors, 2) identify members of the Board of Directors to serve on each board committee and to serve as chairman thereof and recommend each such member and chairman to the Board of Directors, 3) develop and revise as appropriate Corporate Governance Guidelines applicable to the Company and recommend such guidelines to the Board of Directors, 4) oversee management’s annual assessment of, and report on, the company’s internal control over financial reporting, 5) oversee the evaluation by the Board of Directors of itself and its committees, 6) identify individuals to serve as executive officers of the Company and recommend such individuals to the Board of Directors and 6) review with the Chief Executive Officer matters of management succession.
Meetings
The Nominating and Corporate Governance Committee shall meet as often as it deems necessary or appropriate to carry out its responsibilities, no less than annually, and may, in its sole discretion, form and delegate authority to subcommittees (comprised only of Nominating and Corporate Governance Committee members) in furtherance of such responsibilities. Meetings of the Nominating and Corporate Governance Committee shall be called by the Chairman of the Nominating and Corporate Governance Committee or the Chairman of the Board.

All such meetings shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each such meeting shall be duly filed in the Company’s records.
Powers and Responsibilities
The Nominating and Corporate Governance Committee shall:
1.	Actively seek to identify individuals qualified to serve on the Board of Directors and to recommend that the Board of Directors select director nominees to be considered for election at the Company’s next annual meeting of shareholders or to be appointed by the Board of Directors to fill an existing or newly created vacancy on the Board of Directors in accordance with Board membership criteria set forth in the Company’s corporate governance guidelines. The Committee shall also consider written proposals for director nominees received from shareholders in accordance with the Company’s corporate governance guidelines and by-laws.

2.	The Committee shall develop specific criteria to define what minimum qualifications are required to serve on the Board of Directors.

3.	Identify qualified members of the Board of Directors to serve on each board committee and to serve as chairman thereof and recommend each such member and chairman to the Board of Directors. In addition, the Nominating and Corporate Governance Committee may designate a member of such committee to attend the meetings of any other Board committee ex-officio with the concurrence of the chairman of such other committee.

4.	Develop corporate governance guidelines applicable to the Company and recommend such guidelines or revisions of such guidelines to the Board of Directors. All guidelines shall be reviewed at least annually.

5.	Review at least annually, the nominating and corporate governance charter and executive compensation charter of the Board of Directors and, when necessary or appropriate, recommend changes in such charters to the Board of Directors.

6.	Conduct the annual peer review of the Board of Directors, itself, and its committees.

7.	Review with the Chief Executive Officer matters relating to management succession.

8.	Identify individuals to serve as executive or corporate officers of the Company and recommend such individuals to the Board of Directors.

9.	Monitor the development of best practices regarding corporate governance and take a leadership role in shaping the corporate governance of the Company.

Appendix C
Bank of Commerce Holdings
Compensation Committee Charter
General
The Compensation Committee (the “Committee”) shall be appointed by the Board of Directors (the “Board”) of Bank of Commerce Holdings. (the “Company”). The primary function of the Committee is to discharge the responsibilities of the Board relating to compensation of the Company’s Executive Officers (i.e. CEO, COO and CFO) and directors who are not employees of the Company, and, in connection with the Company’s benefits plans (e.g., stock option and bonus plans). The Committee shall have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board.
Composition and Delegation
The Committee shall be composed of at least three members. Each member of the Committee shall be a member of the Board and shall (i) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (ii) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The members of the Committee shall be appointed annually by the Board or as necessary to fill vacancies in the interim. The Board shall designate one of the Committee members as Chairperson. The Board may remove any member from the Committee at any time with or without cause. The Committee, when appropriate, may form and delegate authority to subcommittees and, to the extent permitted by applicable law, regulations and listing standards, may delegate authority to one or more designated members of the Committee, the Board or Company officers. The Committee shall have the sole authority to engage or terminate any outside consultant that is retained to assist the Committee in the evaluation of Executive Officers’ and directors’ compensation, including the sole authority to approve fees and other retention terms. As the Committee deems appropriate, it may also retain independent counsel and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or retention terms for any such advisers.
Duties and Responsibilities
Compensation Philosophy and Goal
•	Develop the Company’s executive compensation philosophy and establish and annually review and approve policies regarding executive compensation programs and practices.
CEO and Executive Officer Compensation
•	Review, solicit input from the entire Board and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation and, at a meeting at which the Chief Executive Officer is not present, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and determine the Chief Executive Officer’s compensation based on this evaluation. In determining the long-term incentive component of Chief Executive Officer compensation; the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, the awards given to the Chief Executive Officer in past years and any other factors that the Committee deems relevant.

•	Review the Chief Executive Officer’s recommendations, if any, and determine annual compensation for the Company’s other Executives and Officers.

•	Establish and administer annual and long-term incentive compensation plans for Executive Officers.

•	Recommend to the Board for its approval and, when appropriate, submission to the Company’s shareholders, incentive compensation plans and equity-based plans.

•	Recommend to the Board for its approval changes to Executive Officer compensation policies and programs.

•	Review and approve all Executive Officer employment, compensation and retirement arrangements.

•	Determine procedures for Board review of, and for communicating such review to, the Chief Executive Officer and other senior management.

•	The Compensation Committee will present compensation recommendations to the Board of Directors and the Board of Directors will vote to either accept or reject compensation recommendations.
Board Compensation
•	Periodically review director compensation practices in relation to comparable companies.

•	Recommend to Board, as appropriate, revisions to director compensation practices.
General Compensation and Benefits Matters
•	Consult periodically with the Chief Executive Officer and the regarding compensation and benefit matters deemed appropriate by them or the members of the Committee.

•	Provide oversight regarding the Company’s retirement, welfare and other benefit plans, policies and arrangements on an as-needed basis.
Tax-Qualified & Nonqualified Benefit Plans
•	Recommend to the Board for Board action (i) all Internal Revenue Service tax-qualified retirement plans and all plan amendments that are non-administrative in nature and (ii) all nonqualified benefit plans and all plan amendments that are non-administrative in nature.

•	Approve and recommend to the Board for its action: the designation of the trustee and the execution of trust agreements for any such plan of plans; the termination, merger or consolidation of any such plan or plans; and the extension of plan participation to employees of affiliates or subsidiaries.

•	Periodically review plan administration, participation and regulatory compliance of nonqualified plans.
Reports
•	Prepare the report on executive compensation required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.
Meetings
In accordance with the applicable provisions of the Company’s Bylaws, as amended from time to time, the Committee shall meet at such times and places, as the members deem advisable, and shall make such recommendations to the Board as the Committee considers appropriate. When appropriate, the Committee may meet in separate executive session with management, employees, general counsel, internal audit and the independent auditor to discuss matters that the Committee or the other groups believe warrant Committee attention. At each meeting of the Committee, an executive session of only the Committee members shall be held.

Appendix D
Bank of Commerce Holdings
2008 Stock Option Plan
1. Purposes of the Plan. The purposes of this Stock Option Plan are:
(a)	to attract and retain the best available personnel for positions of substantial responsibility;

(b)	to provide additional incentive to Employees; and

(c)	to promote the success of the Company’s business.
Options granted under the Plan shall be Incentive Stock Options.
2. Definitions. As used herein, the following definitions shall apply:
     (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
     (b) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.
     (c) “Board” means the Board of Directors of the Company.
     (d) “Code” means the Internal Revenue Code of 1986, as amended.
     (e) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.
     (f) “Common Stock” means the Common Stock of the Company.
     (g) “Company” means Bank of Commerce Holdings, a California corporation.
     (h) “Continuous Status” means that the employment with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee shall not be considered interrupted by transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Continuous Status as an Employee shall not be considered interrupted by any leave of absence approved by the Company. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. No such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first (91st) day of such leave any Option held by the Optionee shall expire.
     (i) “Director” means a member of the Board.
     (j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
     (k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

     (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ Small Cap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator in accordance with applicable law.
     (n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
     (o) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     (p) “Option” means a stock option granted pursuant to the Plan.
     (q) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
     (r) “Option Exchange Program” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.
     (s) “Optioned Stock” means the Common Stock subject to an Option.
     (t) “Optionee” means an Employee who holds an outstanding Option.
     (u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
     (v) “Plan” means this Bank of Commerce Holdings 2008 Stock Option Plan, adopted as of                                         , 2007.
     (w) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
     (x) “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

     (y) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.
     (z) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is Six Hundred Twenty Thousand (620,000) Shares of Common Stock. All of the shares which may be optioned will be Incentive Stock Options. Except as otherwise provided herein, the Shares may be authorized, but unissued, or reacquired Common Stock.
     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.
4. Administration of the Plan
     (a) Procedure.
          (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.
          (ii) Administration with Respect to Employees who are Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.
          (iii) Administration with Respect to Other Persons. With respect to Option grants made to Employees who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board.

The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.
     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;
          (ii) to select the Employees to whom Options may be granted;
          (iii) to determine whether and to what extent Options are granted to Employees, hereunder;
          (iv) to determine the number of Shares of Common Stock to be covered by each Option granted to Employees, hereunder;
          (v) to approve forms of agreement for use under the Plan;
          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted to Employees hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine but in no event including a vesting term longer than five years and at a rate of not less than twenty percent (20%) per year;
          (vii) to reduce the exercise price of any Option granted to Employees to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;
          (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;
          (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
          (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;
          (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;
          (xii) to institute an Option Exchange Program;
          (xiii) to determine the terms and restrictions applicable to Options granted to Employees; and
          (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Options and any holders of Options.
5. Eligibility. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee who has been granted an Option may be granted additional Options.
6. Limitations.
(a) Each Option shall be designated in the written Option Agreement as an Incentive Stock Option. Notwithstanding any provision of the Plan or the Option Agreement, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options would be exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, the number of such Options so exercisable shall be reduced to a number within an aggregate fair market value of $100,000. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
(b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.
(c) The granting of an Option shall impose no obligation on the Optionee to exercise such Option.
7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.
8. Term of Option. The term of each Option shall be stated in the Option Agreement. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
9. Option Exercise Price and Consideration.
     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
          (i) In the case of an Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and
          (ii) In the case of an Option granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.
     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment as may be permitted under Sections 408 and 409 of the California General Corporation Law. Such consideration may consist entirely of:
          (i) cash;
          (ii) check;
          (iii) promissory note;
          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;
          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;
          (vii) any combination of the foregoing methods of payment; or
          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
10. Exercise of Option.
     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares issued upon exercise of an Option shall comply with Section 260.140.1 of Title 10 of the California Code of Regulations. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
     (b) Termination of Status as Employee. Upon termination of an Optionee’s Continuous Status as an Employee, other than as provided for in Section 10(c) and 10(d), the Optionee may exercise his or her Option, but only within such period of time as is specified in the Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for thirty (30) days following the Optionee’s termination unless otherwise determined by the Administrator. If, on the date of termination, the Optionee is not entitled to exercise the Optionee’s entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan and become available for reissuance.
     (c) Disability of Optionee. In the event an Optionee terminates his or her Continuous Status as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such Disability (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), but only to the extent that the Optionee was entitled to exercise it at the date of such termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
     (d) Death of Optionee. In the event that an Optionee’s Continuous Status terminates due to the death of the Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
     (e) Buyout Provisions. The Administrator may at any time offer to buy out, for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
     (f) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act (“Insiders”) must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12. Adjustments upon Changes in Capitalization, Dissolution, Merger, or Asset Sale.
     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.
     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction, but in no case shall the Administrator notify each Optionee less than ten (10) days before the proposed transaction. The Optionee shall have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable due to non-vesting. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.
14. Withholding Taxes. In accordance with any applicable administrative guidelines it establishes, the Administrator may allow a purchaser to pay the amount of taxes required by law to be withheld as a result of a lapse of restrictions in connection with Shares purchased pursuant to an Option, by withholding from any payment of Common Stock due as a result of such purchase or lapse of restrictions, or by permitting the purchaser to deliver to the Company, Shares having a Fair Market Value, as determined by the Administrator, equal to the amount of such required withholding taxes.
15. Amendment and Termination of the Plan.
     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.
16.	Conditions upon Issuance of Shares.
     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
     (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
     (c) Financial Statements. Optionee’s shall be entitled to receive annual financial statements in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations.

17. Liability of the Company.
     (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.
18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.
20. Internal Revenue Code. Notwithstanding anything to the contrary in this Plan, the Plan contemplates the issuance of both Incentive Stock Options and Non-statutory Stock Options. The provisions of Code Section 422 and the Treasury Regulations thereunder, as may be amended from time to time, are incorporated into this document by reference. With respect to any Option issued under this Plan that is designated as Incentive Stock Option or that is issued under the Incentive Stock Option Agreement, it is intended that such Option qualify as an Incentive Stock Option, and no provision of this plan that would cause such Option to fail to qualify as an Incentive Stock Option shall apply. Any such provision shall be deemed modified to the minimum extent necessary to cause such Option to qualify as an Incentive Stock Option after use of the above-mentioned incorporation by reference.

Name	Bank of Commerce Holdings
Address 2	2007 Annual Meeting of Shareholders
City State ZIP	Tuesday, May 15, 2007 at 5:00 p.m.
Lobby of the Redding Bank of Commerce
1951 Churn Creek Road
# of shares:	Redding, California 96002

Annual Meeting Proxy Card
This proxy when properly executed will be voted in the manner, directed by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees listed under Item 1 and in favor of Item 2.

Please mark this box with an “X” if you plan to attend the annual meeting
The Board of Directors recommends a vote FOR Items 1, 2 and 3 below.
Proposal 1
The Board of Directors recommends a vote FOR the election of the following director nominees.

		FOR	WITHHOLD
Welton L. Carrel	(01)	☐	☐
Russell L. Duclos	(02)	☐	☐
John C. Fitzpatrick	(03)	☐	☐
Kenneth R. Gifford, Jr.	(04)	☐	☐
Harry L. Grashoff, Jr.	(05)	☐	☐
Michael C. Mayer	(06)	☐	☐
David H. Scott	(07)	☐	☐
Lyle L. Tullis	(08)	☐	☐

Jon Halfhide	(09)	☐	☐
Orin N. Bennett	(10)	☐	☐
Proposal 2
The Board of Directors recommends a vote FOR the approval of the Bank of Commerce Holdings 2008 Stock Option Plan.

For	Against	Abstain
☐	☐	☐
Proposal 3
The Board of Directors recommends a vote FOR the ratification of the appointment of Moss Adams, LLC as the Company’s independent registered public accounting firm for 2006

For	Against	Abstain
☐	☐	☐
This proxy is solicited on behalf of the Board of Directors.
You, the undersigned stockholder, appoint each Harry L. Grashoff, Jr. and Michael C. Mayer, your attorney and proxy, with full power of substitution, on your behalf and with all powers you would possess if personally present, to vote all shares of Bank of Commerce Holdings Common Stock that you would be entitled to vote at the Annual Meeting of Shareholders to be held at 1951 Churn Creek Road, Redding, California on Tuesday, May 15, 2007 at 5:00 p.m.
The shares represented by this proxy will be voted as instructed by you and in the discretion of the proxies on other matters. If not otherwise specified, shares will be voted in accordance with the recommendations of the Board of Directors.

Signature 1

Signature 2

/	/	2007

PROXY VOTING INSTRUCTIONS
     Please sign on the reverse side and return promptly in the enclosed envelope or vote by telephone.
TELEPHONE VOTING INSTRUCTIONS
TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on touch-tone telephone 24-hours a day 7 days a week.
There is NO CHARGE to you for this call. — Have your proxy card in hand.
You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

Option 1:            To vote as the Board of Directors recommends on ALL proposals.

Proposal 1 — To vote FOR ALL Nominees, Press 1; to WITHHOLD FOR ALL nominees, press 9, to WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
When asked, please confirm by pressing 1.
The instructions are the same for all remaining proposals.
NOTE: If you vote by telephone or internet, THERE IS NO NEED TO MAIL BACK your Proxy Card.